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                                                                   EXHIBIT 10.32

                             STANDARD OFFICE LEASE

         LEASE AGREEMENT ("Lease") made as of September 6, 1996, between Appletree Ltd. ("Landlord") and Interactive Group, Incorporated ("Tenant").

                                    SCHEDULE

         Each reference in this Lease to any of the terms set forth on the following Schedule ("Schedule") shall be construed to incorporate the following:

         1. PREMISES: The Premises consisting of approximately 12,000 square feet of net rentable area as shown on Exhibit A, on the 10th floor(s) of the building commonly known as Riverview Office Tower, 8009 34th Avenue S., Bloomington, MN 55425 (the "Building"). (Actual square footage shall be determined after final space plan and sections 1, 4, 5, 6, 7, and Exhibit C, of this lease shall be modified accordingly).

         2. PROJECT: The land described in Exhibit B (the "Land"), together with the building, improvements and appurtenances now or hereafter located on or used in connection with the Land.

         3. TERM: The Term shall be sixty (60) months commencing on February 1, 1997 (the "Commencement Date"), and ending on January 31, 2002 (the "Termination Date"), subject to adjustment as provided in Section 3 of this Lease.

         4. BASE RENT: The annual Base Rent shall be $12.00 per rentable square foot in the Premises, payable in monthly installments of $11,500.00 for the period of February 1, 1997, through and including January 31, 2002.

         5. OPERATING COST RENT: Landlord's estimate of the annual Operating Cost Rent for 1996 is $6.85 per rentable square foot in the Premises, payable in monthly installments of $6,564.58.

         6.

         7. ADVANCE PAYMENT: $18,064.58, payable on or before February 1, 1997, to be applied to the first monthly installments of Base Rent and Operating Cost Rent due under this Lease.

         8. TENANT'S PERMITTED USE: general office use only.

         9. LANDLORD'S ADDRESS: c/o Koll, Riverview Office Tower, Suite 1099, 8009 34th Avenue South, Bloomington, MN 55425 or such other address as Landlord may from time to time designate by notice to Tenant.

         10. TENANT'S CAPACITY AND ADDRESS: Tenant, a corporation under the laws of Delaware, has the following address for notices before the Commencement Date:
Mr. Michael D. Reynolds, Interactive Group, Inc., 5095 Murphy Canyon Road,
San Diego, CA 92123, and the Premises for notices after the Commencement Date, or such other address as Tenant may from time to time designate by notice to Landlord.

         11. REAL ESTATE BROKERS: Koll as agent for Landlord and Asset Realty Advisors, Inc., as agent for Tenant.


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         FOR VALUABLE CONSIDERATION, the parties agree as follows:

         1 . LEASING AGREEMENT. Landlord leases to Tenant, and Tenant accepts from Landlord, the Premises set forth on the Schedule. The Term shall begin on the Commencement Date and continue until the Termination Date as set forth on the Schedule, unless sooner terminated under the terms of this Lease.

         Tenant and its agents, employees and invitees have the non-exclusive right with others designated by Landlord to use the common areas in the Project for their intended and normal purposes. Common areas include elevators, sidewalks, unrestricted parking areas, driveways, hallways, stairways, public bathrooms, common entrances, lobbies and other areas designated by Landlord for common use. Landlord may change the common areas at any time, provided the changes do not materially and unreasonably interfere with Tenant's access to or use of the Premises. Tenant's use of the common areas shall be subject to the terms and conditions of this Lease and to the rules and regulations prescribed from time to time by Landlord as provided in Section 7.

         2. RENT.

                  A. KINDS. Tenant agrees to pay to Landlord, without setoff, deduction or demand, at Landlord's Address as set forth on the Schedule, or to such other person or at such other place as Landlord designates by written notice to Tenant, in lawful money of the United States, the aggregate of the following, all of which are rent reserved under this Lease (collectively, "Rent"):

                           (1) Base Rent to be paid in monthly installments in advance on or before the first day of each month of the Term of this Lease in the amount set forth on the Schedule.

                           (2) Operating Cost Rent in an amount equal to Tenant's Proportionate Share of the Operating Costs for the applicable fiscal year of this Lease. Operating Cost Rent shall be paid monthly in advance in an estimated amount, as adjusted by Landlord from time to time as provided in Section 2B. Definitions of Operating Costs, Tenant's Proportionate Share and the method for billing and payment of Operating Cost rent are set forth in Sections 2B and 2C.

                           (3) Additional Rent consisting of all of the sums, liabilities, obligations and other amounts (excepting Base Rent and Operating Cost Rent) which Tenant is required to pay or discharge pursuant to this Lease (including, without limitation, any amounts which this Lease provides shall be Tenant's cost or expense), together with any late charge or interest, all as hereafter provided.

                  B.       PAYMENT OF OPERATING COST RENT.

                           (1) Payment of Estimated Operating Cost Rent. Landlord shall estimate the Operating Costs of the Project from time to time each year. Such estimates may be revised by Landlord whenever it obtains information relevant to making such estimates more accurate. Within ten (10) business days after notice from Landlord setting forth an estimate of Operating Costs for a particular fiscal year, Tenant shall pay Landlord an amount equal to one-twelfth (1/12th) of Tenant's Proportionate Share of such estimate multiplied by the number of months during the Term that have elapsed in such fiscal year to the date of such payment, minus payments of estimated Operating Cost Rent previously paid for said period. Thereafter, on the first day of each month, Tenant shall pay monthly until a new estimate is applicable, one-twelfth (1/12th) of Tenant's Proportionate Share of the estimated Operating Costs.




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                           (2)      Correction of Operating Cost Rent. As soon
                                    as reasonably possible after the end of each fiscal year, Landlord shall deliver to Tenant a notice (the "Operating Cost Report") setting forth (a) the actual Operating Costs for the preceding fiscal year, (b) the amount of Operating Cost Rent due to Landlord for such fiscal year, and
                                    (c) the amounts of Operating Cost Rent paid by the Tenant for such fiscal year. Within thirty (30) days after such report, Tenant shall pay to Landlord the amounts of any additional Operating Cost Rent due for the preceding fiscal year (or a prorated portion thereof if this Lease was not in effect for the entire fiscal year). If Tenant's payments of Operating Cost Rent exceed the amount due Landlord for the fiscal year in question, Landlord shall promptly either refund any such amount to Tenant or apply any such amount as a credit against Tenant's other obligations under this Lease. Unless Tenant takes written exception to any item within thirty (30) days after the furnishing of the Operating Cost Report, such report shall be considered as final and accepted by Tenant.

                                    In addition, Landlord agrees, at Tenant's request, to make available to Tenant or its representative, for its inspection and examination all of the books and records that relate to the Operating Cost Report. If Tenant elects to audit such costs and expenses and Landlord's statement is found to be in error, the appropriate party shall pay to the other such payment as may be required based upon such audit within thirty
                                    (30) days of the date of determination of such error. In the event Landlord's Operating Cost Report is found to be in error by more than five percent (5%), Landlord agrees to pay the reasonable cost of such audit.

                  C. DEFINITIONS.

                           (1) Operating Costs. "Operating Costs" shall mean the sum of the Taxes and Expenses for the Project, determined in accordance with sound accounting and management practices as follows:

                                    (a)      Taxes. "Taxes" shall mean all
                                             taxes, assessments and other
                                             governmental charges, general and
                                             special, ordinary and
                                             extraordinary, of any kind and
                                             nature whatsoever, including,
                                             without limitation, assessments for
                                             public improvements or benefits,
                                             imposed by any lawful authority
                                             upon the Project or payable by
                                             Landlord in connection with the
                                             ownership, leasing, renting,
                                             management, control or operation of
                                             the Project. Taxes shall include,
                                             without limitation, real estate
                                             taxes, personal property taxes,
                                             sewer rents, assessments (special
                                             or otherwise), transit taxes, ad
                                             valorem taxes, and any new or
                                             increased taxes, assessments or
                                             charges which are in place of or
                                             arise out of any changes in current
                                             Taxes. Taxes shall also include all
                                             reasonable fees and expenses
                                             incurred to contest, determine or
                                             reduce any Taxes; and if a refund
                                             is obtained, Landlord shall
                                             promptly either pay to Tenant or
                                             apply as a credit against Tenant's
                                             other obligations under this Lease
                                             a portion of the refund based on
                                             the percentage of the original
                                             Taxes paid by Tenant from which the
                                             refund was derived. If at any time
                                             during the Term, a federal, state
                                             or local tax, excise or surcharge
                                             on rents or income or other tax
                                             however described (herein called
                                             "Rent Tax") is levied or assessed
                                             on account of the rents hereunder
                                             or the interest of Landlord under
                                             this Lease, such Rent Tax shall be
                                             included in Taxes. Taxes shall not
                                             include any net income, capital
                                             stock, succession,


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                                             transfer, franchise, gift, estate
                                             or inheritance taxes, unless the
                                             same shall be imposed in place of
                                             all or any portion of Taxes.

                                             The Taxes for any given fiscal year
                                             shall be the amount of Taxes
                                             payable during such fiscal year,
                                             even though levied or assessed for
                                             a different fiscal year. Tenant
                                             shall be solely responsible for any
                                             taxes on its personal property and
                                             trade fixtures used in connection
                                             with the Premises.

                                    (b)      Expenses. "Expenses" shall mean all
                                             expenses, costs and disbursements
                                             (other than Taxes) of every kind
                                             and nature, paid or incurred by or
                                             on behalf of Landlord in connection
                                             with the ownership, management,
                                             maintenance, operation and repair
                                             of all or a part of the Project
                                             including the amortization of
                                             capital expenses. Expenses shall
                                             not include (1) costs of
                                             alterations of tenant premises (2)
                                             omitted (3) interest and principal
                                             payments on mortgages, any rental
                                             payments on any ground or other
                                             underlying leases and other debt
                                             costs, if any; (4) real estate
                                             brokers' leasing commissions; and
                                             (5) any cost or expenditure for
                                             which Landlord is reimbursed,
                                             whether by tenants, insurance
                                             proceeds or otherwise (excluding
                                             Operating Cost Rent). See EXHIBIT E
                                             for exclusions.

                                             If the Project is 95% or less
                                             occupied at any time during any
                                             fiscal year, Landlord may
                                             reasonably adjust the expenses
                                             which vary with occupancy in the
                                             Project for such fiscal year,
                                             employing sound accounting and
                                             management principles, to the
                                             amount of Expenses that would have
                                             been incurred had the Project been
                                             95% or more occupied for the
                                             entire fiscal year. If during any
                                             fiscal year a tenant performs any
                                             service (the cost of which would
                                             constitute an Expense) in lieu of
                                             Landlord furnishing the service,
                                             Landlord may reasonably adjust the
                                             Expenses for such fiscal year to
                                             the amount which would have been
                                             incurred if Landlord had furnished
                                             such service.

(2) Fiscal Year. "Fiscal year" shall mean any twelve (12) month period (including, without limitation, the calendar year) which Landlord may from time to time select as the fiscal year of the Project; provided, that in case Landlord changes such fiscal year, the fiscal years before and after the change may contain less than twelve (12) months.

(3) Tenant's Proportionate Share. "Tenant's Proportionate Share" shall mean the percentage obtained by dividing the net rentable area of the Premises by the net rentable area of the Project, each as reasonably determined by Landlord.

D.       RULES OF INTERPRETATION AND COMPUTATION OF BASE RENT AND RENT
         ADJUSTMENTS.

         (1) If the Term commences or terminates on other than the first or last day of a month, the Base Rent and Operating Cost Rent for such month shall be prorated based upon the number of days of the Term falling within such month and shall be paid in advance. If the Term of this Lease commences on any day other than the first day of the designated fiscal year, or if the Term of this Lease ends on any day other than the last day of the designated fiscal year, any Operating Cost Rent due to Landlord with respect to such fiscal year shall be prorated based on the number of days in the Term falling within such fiscal year.


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         (2)      If Tenant fails to pay any Base Rent, Operating Cost Rent or
                  Additional Rent within ten (10) days from the date due, Tenant shall pay to Landlord on demand a late charge in the amount of five percent (5%) of such sum to help defray Landlord's additional administrative costs. In addition, any sum due from Tenant to Landlord not paid within ten (10) days from the date due shall bear interest from the date due until the date paid at an annual rate equal to the lesser of: (a) the highest lawful rate, or (b) fifteen percent (15%) per annum. The payment of such late charge or interest shall not excuse or cure any default of Tenant under this Lease, or limit any right or remedy of Landlord.

         (3) If changes are made to the number of square feet of net rentable area in the Premises or in the Project, Tenant's Proportionate Share shall be appropriately adjusted and the computations of rent shall be appropriately adjusted upon written notice to Tenant so as to take into account the different Tenant's Proportionate Share figures applicable during each portion of the applicable fiscal year.

         (4) Landlord shall, in its reasonable discretion and consistent with the provisions of this Lease, determine from time to time that method of computing Operating Costs, the allocation of Operating Costs among the various parts and types of space within the Project and the allocation of Operating Costs relating to more than one fiscal year.

         (5) Landlord's and Tenant's obligations under this Section 2 shall survive the expiration or termination of this Lease.

         3.       CONDITION, POSSESSION AND SURRENDER OF PREMISES.

                  A. Landlord shall make the improvements to the Premises, if any, as provided in Exhibit C. Except as otherwise provided in this Lease, Landlord is leasing the Premises to Tenant "as is," without any representations or warranties of any kind (including, without limitation, any express or implied warranties of fitness or habitability) and without any obligation on the part of the Landlord to alter, remodel, improve, repair, decorate or clean the Premises, the Project or any part thereof. Tenant, by occupying the Premises, shall be deemed to (i) have inspected the same, (ii) have accepted the Premises in "as is" condition, (iii) have acknowledged that Landlord's Work, if any, required of it pursuant to Exhibit C hereof and that the Premises are in the condition called for hereunder and (iv) have agreed that Landlord is not then in default of any of its obligations under this Lease.

                  B. If Landlord is unable to deliver possession of the Premises by the Commencement Date set forth on the Schedule because construction has not been substantially completed, or due to a holding over by a prior tenant, or for any other reason beyond Landlord's control (except Tenant's default hereunder or Tenant Delay as provided in Exhibit C), then: the Commencement Date and Tenant's obligation for payment of Rent shall be postponed until the date on which Landlord delivers possession of the Premises; Landlord shall not be liable for any loss, damage or expense arising in any manner from any such delay; this Lease shall remain in effect during the period of any delay; and the Term shall be automatically extended to include the same number of months set forth on the Schedule, plus, if the Commencement Date is not the first day of a calendar month, the partial month in which the Commencement Date occurs, and the Termination Date shall be appropriately adjusted.

                  C. Tenant's taking possession of the Premises or any portion thereof shall be conclusive evidence that the premises or such portion were then in good order, repair and satisfactory condition. If Landlord permits Tenant to take possession of all or any part of the Premises prior to the Commencement Date, all of the


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terms of this occupancy shall be paid before taking possession and on the first day of each calendar month thereafter at the rate set forth in Section 2A hereof, prorated on a per diem basis fore any fractional month.

         D. During the Term of this Lease, Tenant shall maintain the Premises in as good condition as when Tenant took possession (or as completed after possession, if applicable), except for ordinary wear and as otherwise provided in this Lease. At the expiration or termination of this Lease, Tenant shall, subject to Sections 3E and 3F below, return the Premises to Landlord broom clean and in good condition as described in the immediately preceding sentence.

         E. Unless otherwise agreed in a writing signed by Landlord, all Work (as defined in Section 5A, including, without limitation, partitions, hardware, floor coverings, ceilings, wiring, light fixtures and other fixtures, but excluding trade fixtures, movable partitions and personal property belonging to Tenant) in or upon the Premises, whether placed there by Landlord or Tenant, shall be surrendered with the Premises at the expiration or termination of this Lease and shall become Landlord's property without compensation to Tenant; provided, that if prior to any such expiration or termination of this Lease, or within ten (10) days thereafter, Landlord so directs by written notice, Tenant shall promptly remove any Work placed in or upon the Premises by Tenant and designated in such notice, and repair any damage to the Premises caused by such removal.

         F. Tenant shall also remove its trade fixtures and personal property from the Premises prior to the end of the Term, or within ten (10) days following the early termination of this Lease or Tenant's right of possession; and if Tenant does not remove such property, at Landlord's election: (1) Tenant shall be conclusively deemed to have conveyed the same to Landlord as by a bill of sale without further payment or credit by Landlord to Tenant, or (2) Tenant shall be conclusively deemed to have forever abandoned such property, and without accepting title thereto, Landlord may, at Tenant's expenses remove, store, destroy or otherwise dispose of all or any part thereof in any manner that Landlord shall choose without incurring liability to Tenant or to any other person, and Tenant shall pay to Landlord, upon demand, all reasonable expenses incurred in taking any of such actions. The failure of Tenant to remove all such property from the Premises and the Project shall forever bar Tenant from bringing any action or asserting any liability against Landlord with respect to any such property.

         G. Tenant's obligations under this Section 3 shall survive the expiration or termination of this Lease.

         H. Tenant acknowledges that Landlord is undertaking an asbestos removal/remediation project in various parts of the Building including the Premises and Landlord represents that it will complete asbestos removal/remediation in the Premises prior to the Commencement Date. Landlord shall maintain a copy of an asbestos abatement certification from Landlord's asbestos removal/remediation consultant/contractor on or before the delivery of the Premises in their on-site office. The certification shall indicate that any asbestos previously present in the portion of the Premises to which the certification applies has been removed and/or encapsulated in accordance with applicable laws, rules and regulations. Upon completion of the asbestos removal/remediation from the entire Building, Tenant acknowledges that Landlord has advised Tenant that (i) certain petroleum products including gasoline, fuel oil, crude oil and the various other constituents of such products are used and located about the Project, (ii) above ground storage tanks are located on the Project for storage of such petroleum products and that Landlord has no knowledge that such tanks are not in compliance with any applicable laws, ordinances or regulations, (iii) that there are wells located on the Project which are licensed in accordance with applicable laws, ordinances or regulations, and (iv) that portions of the Project may not be in full compliance with the fire code requirements of the City of Bloomington at the time of the execution of the Lease.

         4.       PROJECT SERVICES.

                  A. SERVICES. So long as Tenant is not in default hereunder, Landlord shall furnish the following services to the Tenant without charge except for Operating Cost Rent and as otherwise specifically provided herein:


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                  (1)      Heat and air conditioning to provide a temperature
                           required, in Landlord's reasonable judgment, for comfortable occupancy of the Premises under normal business operations from 8:00 a.m. to 6:00 p.m. Monday through Friday and from 8:00 a.m. to 1:00 p.m. Saturdays, holidays excepted. Landlord shall, at Tenant's request, provide after-hours ventilation at an initial rate of $15.00 per hour, which rate may be adjusted by Landlord as Landlord's cost of providing such service increases or decreases, subject to increase at Landlord's sole discretion.

                  (2) Non-exclusive passenger elevator service at all times (provided Landlord may limit the elevators in operation during non-business hours), and non-exclusive freight elevator service as scheduled by Landlord.

                  (3) Electrical facilities to provide sufficient power for normal lighting and small business office equipment (but not equipment using amounts of power disproportionate to that used by other tenants in the Project). If the installation of any equipment requires additional electrical or air conditioning capacity above the building standard system, then the additional installation, metering and operating costs shall be paid by Tenant to Landlord as Additional Rent. Landlord shall replace building standard lamps, bulbs, ballasts or starters in the Premises as required by normal usage.

                  (4) Hot and cold municipal water at those points of supply provided for the general use of tenants in the Project.

                  (5) Janitorial and customary cleaning services nightly in the Premises, except Saturdays, Sundays and holidays; and window washing for exterior windows at intervals reasonably determined by Landlord.

         B. ADDITIONAL SERVICES. Except as specifically provided in this Lease, Landlord shall not be obligated to furnish any additional services or to furnish services at other times. If Landlord provides additional services at Tenant's request, Tenant shall pay for such additional services at Landlord's then prevailing rates as Additional Rent. If Landlord from time to time reasonably determines that the use of any utility or service in the Premises is disproportionate to the use of other tenants, Landlord may separately charge Tenant for the excess costs attributable to such disproportionate use and may install metering devices at Tenant's expense, which amounts shall be due from Tenant as Additional Rent.

         C. INTERRUPTION OF SERVICE. Landlord does not warrant that any service will be free from interruption caused by labor controversies, accidents, inability to obtain utilities, fuel, steam, water or supplies, governmental regulations or other causes beyond the reasonable control of the Landlord, or repairs, alterations, replacements or improvements to such systems. Landlord shall use reasonable diligence to remedy any interruption of its services after notice from Tenant, but no such interruption of service shall be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable to Tenant for damages, by abatement of Rent or otherwise, or relieve Tenant from performance of Tenant's obligations under this Lease.

         D. KEYS AND LOCKS. Landlord shall furnish Tenant with two (2) keys for each corridor door entering the Premises, and additional keys ordered by Tenant will be furnished by Landlord at Tenant's expense. All such keys shall remain the property of Landlord; provided, that Tenant shall be solely responsible for monitoring distribution and use of keys furnished to Tenant. No additional locks shall be allowed on any door of the Premises without Landlord's written consent. Upon termination of this Lease, Tenant shall surrender to


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Landlord all keys on doors entering or within the Premises, and shall give to
Landlord the combination for all locks for safes and vaults, if any, left in the Premises.

         5.       ALTERATIONS AND REPAIRS.

                  A. Tenant shall not make or permit any interior or exterior alterations, additions, improvements or changes, structural or otherwise, to the Premises or the Project, nor make any installations which may require any change to the heating, ventilating, air conditioning, electrical or plumbing systems of the Project (collectively, "Work") without obtaining the prior written consent of Landlord in each instance. As a condition to granting its consent, Landlord may impose reasonable requirements, including, without limitation, requirements as to the manner and time for the performance of any Work, the type and amount of insurance, bonds and security for payment Tenant must provide, the plans and specifications relating to the Work, the contractors performing the Work, the contracts and building permits relating to the Work, the activities being undertaken within the Project relating to the Work, and the removal of the work at the expiration or termination of this Lease. Landlord shall be reimbursed by Tenant for all reasonable costs incurred in connection with its review and supervision of the Work. In no event will such supervision or right to supervise by Landlord, nor any approvals given by Landlord under this Lease, constitute any warranty by Landlord to Tenant of the adequacy of the design, workmanship or quality of any work or materials for Tenant's intended use or otherwise, or impose any liability upon Landlord in connection with the performance of such Work. All Work shall be performed in a good and workmanlike manner and in full compliance with applicable laws, ordinances and regulations, and all insurance requirements.

                  B. Tenant shall promptly pay all contractors and materialmen for the Work and furnish Landlord with sworn construction statements and lien waivers upon request of Landlord. Any mechanic's lien filed against the Premises or the Project for Work or materials furnished or claimed to have been furnished in connection with the Work or to Tenant shall be released and discharged by Tenant, by bond or otherwise, within ten (10) days after the filing of such lien at Tenant's sole expense. Tenant agrees to indemnify, hold harmless and defend Landlord, its agents and employees, the Premises, the Building and the Project from any loss, damage or expense, including reasonable attorneys' fees, arising out of any lien claim or other claim relating to any Work. Nothing contained in this Lease shall be construed as a consent by Landlord so as to subject the Landlord's interest in the Premises to any lien or liability under applicable mechanic's lien laws.

                  C. Landlord shall maintain and repair the foundations, exterior walls, structural portions, roof and common areas of the Project, and the heating, air conditioning, ventilating, electrical, elevator and plumbing systems serving the Project (except improvements or fixtures in or primarily serving the Premises) in good condition, ordinary wear excepted; provided that:
(1) Landlord's obligations shall be subject to the provisions of this Lease concerning casualty loss and condemnation, and the cost of such repairs shall be included in Operating Costs subject to the terms and conditions of Section 2;
(2) Tenant shall promptly at its expense repair all damage to the Premises or the Project caused by Tenant or any of its employees, agents, or invitees, by Tenant's failure to comply with or perform any of Tenant's obligations under this Lease, or by the installation, operation or removal of Tenant's equipment, improvements or fixtures; and (3) Landlord shall use reasonable diligence in carrying out its obligations under this Section, but shall not be liable under any circumstances for any consequential damage to any person or property for any failure to do so, nor shall the same constitute an eviction of Tenant or relieve Tenant from performance of Tenant's obligations under this Lease.

                  D. Except for ordinary wear and as otherwise provided in this Lease, Tenant shall at its expense maintain and repair the Premises, all improvements and fixtures in or primarily serving the Premises, and all of Tenant's trade fixtures and personal property at the Premises in good condition. If alterations or improvements to the Premises or the Project are necessary within Tenant's demised space to comply with any present or future governmental laws, ordinances or regulations or requirements of insurance carriers, Tenant shall at its expense promptly perform such alterations or improvements in compliance with this Section 5. If Tenant fails to perform any obligation under this Section 5, then on not less than ten (10) days notice to Tenant (or immediately if an emergency), Landlord may


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enter the Premises and perform such obligations, and Tenant shall pay Landlord, upon demand, the cost thereof as Additional Rent.

         6.       USE OF PREMISES.

                  A. The Premises shall be occupied and used by Tenant only for Tenant's Permitted Use as set forth on the Schedule, and for no other purpose. Without limiting the generality of the foregoing, no use shall be made of the Premises nor acts done which are unlawful, unsafe, create a nuisance, unreasonably interfere with the operation of the Project, or may cause a cancellation of any insurance policy covering the Project or any part hereof. Tenant shall not permit to be kept, used or sold in or about the Premises any article which may be extra-hazardous or prohibited by Landlord's insurance policies. If Tenant's particular use of the Premises causes the rate of fire or other insurance on the Premises to be increased beyond the rate otherwise applicable to the Premises, Tenant shall pay the reasonable amount of any increase.

                  B. Tenant shall not install, use, generate, store, release or dispose of in or about the Premises or the Project any hazardous substance, toxic chemical, radioactive material, explosive, pollutant or contaminant (including, without limitation, any hazardous substances as defined under applicable federal, state and local statutes, ordinances and regulations, and petroleum, asbestos or PCB's), nor allow others to engage in such activities, without Landlord's prior written approval of each such substance, except that Landlord's approval shall not be required for use by Tenant of immaterial quantities of such substances customarily used in office business operations so long as Tenant uses such substances in accordance with applicable laws and the highest prevailing industry standards. Tenant shall indemnify, defend and hold Landlord harmless from and against any claim, damage or expense, including, without limitation, all testing, enforcement, cleanup and remedial costs and reasonable attorney's fees, arising out of the installation, use, generation, storage, release or disposal of any such substance, regardless of whether Landlord has approved the activity. Tenant's obligations under this Section 6B shall survive the expiration or termination of this Lease.

         7. PROJECT RULES AND GOVERNMENTAL REGULATIONS. Tenant shall comply with all applicable governmental laws, ordinances and regulations concerning its use of the Premises. Tenant shall also comply with all reasonable rules and regulations adopted from time to time by Landlord pertaining to the operation and management of the Project. If any rules and regulations are contrary to the terms of this Lease, the terms of this Lease shall prevail. The present rules are contained in Exhibit D. The violation of the Project rules or the laws or regulations governing Tenant's use of the Premises shall be a default under this Lease allowing Landlord all remedies for default set forth under Section 11 of this Lease. Landlord shall not be responsible to Tenant for violation of the rules or regulations, or the terms of this Lease or any other lease in the Project, by another tenant, nor shall failure to obey the same by others relieve Tenant from its obligations to comply therewith.

         8. CLAIMS; INSURANCE; LIABILITY.

                  A. To the fullest extent permitted by law, Tenant waives all claims it may have against Landlord, its officers, directors, agents or employees for damage to person or property sustained by Tenant or by any occupant of the Premises or the Project, or any other person, occurring in or about the Premises or the Project, resulting from the Premises or the Project or any part of said Premises or the Project becoming out of repair or resulting from any existing or future condition, defect, matter or thing in the Premises, the Project or any part of it, or from equipment or appurtenances therein, or from the action of the elements, or from any security or lack thereof, or any accident within or adjacent to the Premises or Project, or resulting directly or indirectly from any act or omission of Landlord or any occupant of the Premises or Project or any other person while on the Premises or the Project. This
Section 8A shall include, without limitation, damage caused by water, snow, frost, steam, excessive or inadequate heat or cooling, sewers, gas, odors, or noise, the bursting or leaking of pipes or plumbing fixtures, broken glass, sprinkling or air conditioning devices or equipment or flooding. All property on the Project or in the Premises belonging to the Tenant, its agents, employees, contractors or invitees or to any occupant of the Premises shall be there at the risk of the Tenant or such other person only, and Landlord shall not be liable for damage thereto or theft, misappropriation or loss thereof. Notwithstanding anything contained in this Section 8 to the contrary, no agreement of Tenant in this Section 8 shall be deemed to exempt Landlord from liability for injury to persons or damage to property caused by or resulting from the gross negligence or willful misconduct of Landlord, its agents or employees in the operation or maintenance of the Premises or the Project or to any extent prohibited by law.

         B. Landlord and Tenant each hereby waive all claims of recovery from the other party for loss or damage to any of its property to the extent the loss or damage is covered by valid and collectable fire and extended coverage insurance policies or would be covered by the insurance required under Section 8C(2), and each party agrees to have its insurance policies endorsed to provide for a waiver of subrogation by the insurance carrier, if necessary to prevent the invalidation of such insurance coverage.

         C. At all times during the Term of this Lease, Tenant shall at its expense maintain in effect insurance protecting Tenant and Landlord and their respective agents and employees, and any other parties designated by Landlord from time to time, with terms, coverages and in companies at all times reasonably satisfactory to Landlord and with such increases in limits as Landlord may, from time to time, request. Initially, such coverage shall be in the following amounts:

                  (1) Comprehensive or Commercial General Liability Insurance, including Contractual Liability insuring the indemnification provisions contained in this Lease, with limits of not less than Two Million Dollars ($2,000,000) combined single limit per occurrence for Bodily Injury, Death and Property Damage, and umbrella coverage of not less than Two Million Dollars ($2,000,000), naming Landlord and its management company as additional insureds, with a severability of interest endorsement

                  (2) Insurance against "All Risks" of physical loss for the full replacement of all leasehold improvements, tenant improvements and Work, if any, made by Tenant or at Tenant's expense, and all equipment, furniture, trade fixtures, merchandise and other items of Tenant's property on the Premises. Landlord shall be named as "loss payee" on Tenant's All Risk policies with respect to leasehold improvements.

         D. Tenant shall, prior to the commencement of the Term hereof and prior to the expiration of any policy, furnish Landlord certificates evidencing that all required insurance is in force and providing that such insurance may not be cancelled or changed without at least thirty (30) days' prior written notice to Landlord and Tenant (unless such cancellation is due to nonpayment of premiums, in which event ten (10) days' prior written notice shall be provided).

         E. Except to the extent caused by the gross negligence or willful misconduct of Landlord, Tenant hereby agrees to indemnify, defend and hold harmless Landlord and its officers, directors, agents and employees against any claims or liability for damage to person or property (or for loss or misappropriation of property) occurring in or about the Premises, arising from Tenant's occupancy of the Premises, from any breach or default on the part of Tenant during the Term of this Lease or from any act or omission of Tenant or of any employee, agent, invitee or contractor of Tenant, and from any costs relating thereto (including, without limitation, reasonable attorneys' fees). Tenant's obligations under this Section 8E shall survive the termination or expiration of this Lease.

         9.       FIRE AND OTHER CASUALTY.

         A. In the event that (1) the Premises are made substantially untenantable by fire or other casualty, and Landlord shall decide not to restore or repair the same, or (2) the Building or the Project is so damaged by fire or other casualty that Landlord shall decide to demolish or not rebuild the Building, then, in either of such events, either Landlord or Tenant shall have the right to terminate this Lease by notice to the other within ninety (90) days after the date of such fire or other casualty.

         B. If the Premises or the Building are made untenantable by fire or other casualty, and this Lease is not terminated pursuant to Section 9A above, Landlord shall, to the extent permitted by any mortgages ore ground leases with respect to the Project, immediately take such action as is necessary to make applicable insurance proceeds available and to use the same to reconstruct, repair and restore the Building and the Premises to the same condition specified in Exhibit C attached hereto, subject to zoning laws and building codes then in effect, and including only tenant improvements constructed at Landlord's expense, or, if any portion of the Premises has been leased on an "as is" basis, including only improvements similar to those located in such portion of the Premises on the Commencement Date or the date on which such portion was added to the Premises, if later than the Commencement Date (herein, the improvements Landlord is required to make are called the "Required Improvements"). In no event shall Landlord be required to expend funds for reconstruction of the Building or the Premises in excess of insurance proceeds actually collected and received by Landlord. At Landlord's option, Tenant may be permitted or required to devote the proceeds of its insurance described in Section 8C(2) to cause restoration of tenant improvements and the Premises over and above the Required Improvements, and pay for the same to Landlord or through Landlord as if newly done pursuant to Section 5 of this Lease. In the event a fire or other casualty occurs and both Landlord and Tenant are insured, it is agreed that the coverage of the Landlord shall be primary and that Landlord's recovery in no event shall be reduced by any insurance recovery to Tenant. In no event shall Landlord have any liability to Tenant by reason of any damage to or interference with the Premises, the Project, or Tenant's business, improvements or property arising from fire or other casualty, however caused, or any resulting repairs.

         C. Notwithstanding anything in this Section 9 to the contrary, if all or any portion of the Premises shall be made untenantable by a fire or other casualty, Landlord shall with reasonable promptness, cause an architect selected by Landlord to estimate the amount of time required to substantially complete repair and restoration of the Premises and make the Premises tenantable again, using standard working methods. If the estimate indicates that the Premises cannot be made tenantable within one hundred eighty (180) days from the date the fire or casualty occurred, either party shall have the right to terminate this Lease by giving to the other notice of such election within ten (10) days after its receipt of the architect's certificate. If the estimate of the architect indicates that the Premises can be made tenantable within such one hundred eighty (180) days, or if neither party terminates this Lease pursuant to this
Section 9C, Landlord shall proceed with reasonable promptness to repair and restore the Premises, provided that if the estimate of the architect indicates that the Premises can be made tenantable within such one hundred eighty (180) days, and if Landlord does not repair and restore the Premises within such one hundred eighty (180) day period, which period shall be extended to the extent of any Reconstruction Delays, then, unless the Premises are repaired and restored before Tenant gives such notice, Tenant may terminate this Lease upon fifteen
(15) days prior written notice to Landlord. For purposes of this Lease, the term "Reconstruction Delays" shall mean: (1) any delays caused by the insurance adjustment process, (2) any delays caused by Tenant, and (3) any delays caused by events beyond Landlord's reasonable control.

         D. In the event that this Lease is terminated pursuant to Section 9A or
Section 9C above, Base Rent and Operating Cost Rent shall be apportioned on a per diem basis and paid to the date of the fire or other casualty. In the event that such fire or casualty renders all or any portion of the Premises untenantable and this Lease is not terminated pursuant to Section 9A or Section 9C, then subject to the last sentence of this Section 9D, the Base Rent provided for in this Lease shall abate on a per diem basis during the period of repair and restoration until the Premises are tenantable again, and the abatement shall be in an amount bearing the same ratio to the total amount of such Base Rent due for such period as the untenantable portion of the Premises from time to time bears to the entire Premises. Any provision hereof notwithstanding, Tenant's Base Rent shall not abate if the negligence of Tenant, or its agent or employees, was the cause of the fire or other casualty

         10. RIGHTS RESERVED TO THE LANDLORD. Landlord reserves the rights, exercisable without notice to Tenant except as otherwise expressly provided herein, and without liability to Tenant for damage or injury to property, person or business (all such claims being hereby released, except to the extent they are caused by Landlord's gross negligence or willful misconduct), and without effecting an eviction or disturbance of Tenant's use or possession or giving rise to any claim for offsets, or abatements of Rent or affecting any of Tenant's obligations under this Lease:

                  A. NAME: To change the Project's name or street address.

                  B. SIGNS: To install, affix and maintain any and all signs on the exterior and interior of the Building and to prescribe the location and style of all signs visible from the exterior of the Building or from within its lobbies or common corridors.

                  C. WINDOWS/DESIGN: To designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators and other similar equipment; to control all the internal lighting that may be visible from the exterior of the Building; and to approve the design, arrangement, style, color and general appearance of any portion of the Premises including, without limitation, furniture, fixtures, art work, wall coverings, carpet and decorations) which is visible from the common areas or from the exterior of the Building, and all changes or additions thereto.

                  D. SERVICE CONTRACTS: To designate all sources furnishing sign painting and lettering, ice and drinking water, towels, toilet supplies, beverages, food service, or other services on the Premises, provided that the rates for such services as are designated by Landlord are reasonably competitive with rates charged therefor in the Minneapolis-St. Paul metropolitan area. No vending or dispensing machines of any kind shall be placed in or about the Premises without the prior written consent of Landlord.

                  E. KEYS: To retain at all times, and to use for purposes authorized in this Lease, passkeys to the Premises and keys to all locks for doors within and into the Premises.

                  F. ACCESS FOR REPAIRS, ETC.: Upon reasonable prior written notice to Tenant (except in an emergency), to have access to the Premises to perform its duties and obligations under this Lease and to inspect the Premises, make repairs, alterations, additions or improvements, whether structural or otherwise, in and about the Premises, the Project or any part thereof as set forth in various Sections of this Lease including, without limitations, Section 5 and 10M.

                  G. OCCUPANCY: To decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy at any time after Tenant vacates or abandons the Premises. Such acts of Landlord shall not relieve Tenant of its obligation to pay Rent to the Termination Date.

                  H. RIGHTS TO CONDUCT BUSINESSES: To grant anyone the exclusive right to conduct any business or render any service in the Project provided such exclusive right shall not operate to exclude Tenant's Permitted Use as set forth on the Schedule.

                  I. HEAVY EQUIPMENT: To approve the weight, size or location of safes and other heavy equipment and articles in and about the Premises and the Project and to require all such items and furniture to be moved into and out of the Building or anywhere else in the Project and the Premises only at such times and in such manner as Landlord shall direct in writing. Movement of Tenant's property into or out of the Project and within the Project is entirely at the risk and responsibility of Tenant.

                  J. SHOW PREMISES: To show the Premises to prospective tenants or brokers during the last six (6) months of the Term of this Lease or of any extension thereof or to show the Premises to prospective purchasers at all reasonable times, provided prior reasonable notice is given to Tenant in each case and Tenant's use and occupancy of the Premises shall not materially be inconvenienced by any such action of Landlord.

                  K. CLOSE PROJECT: To restrict access to the Project during such hours as Landlord shall from time to time reasonably determine and on holidays, subject, however, to Tenant's rights to admittance at all times under such regulations as Landlord may prescribe from time to time which may include, by way of example but not of limitation, that persons entering or leaving the Project identify themselves to a security guard by registration or otherwise and that said persons establish their right to enter or leave the Project. In case of an emergency, Landlord may restrict or prevent access to the Project, or otherwise take such actions as deemed necessary by Landlord for the safety of tenants or other occupants of the Building or the protection of the Project.

                  L. SUBSTITUTION OF SPACE: At any time hereafter, Landlord may relocate the Premises to another area in the Project (herein referred to as the "new premises") upon thirty (30) days prior written notice, provided, that: (1) the new premises shall be substantially similar to the Premises in area and suitable for the use which Tenant had made of the old Premises; (2) if the Premises are being improved pursuant to the provisions of Exhibit C, Landlord will pay the costs of improving the new premises so they are substantially similar to the old Premises; and (3) Landlord shall pay all of Tenant's reasonable moving costs. Tenant shall cooperate with Landlord in all reasonable ways to facilitate the move to the new premises including, by way of example but not of limitation, designating locations to move furniture and equipment, supervising moving of files or fragile equipment, designating location of telephone outlets, and listing color of paint and of flooring desired in the new premises. If Landlord exercises it right under this Section, the new premises shall thereafter be deemed for all purposes of this Lease as the Premises.

                  M. REPAIRS AND ALTERATIONS: At any time Landlord may make repairs, additions, decorations or improvements, structural or otherwise, in or to the Project or any part thereof, including the Premises, and perform any acts required or permitted hereunder, or related to the safety, protection, preservation or improvement of the Project or the Premises, and during such operations Landlord shall have the right to take into and through the Premises or any part of the Project all material and equipment required and to close and temporarily suspend operation of entrances, doors, corridors, elevators and other facilities, and to have access to and open all ceilings, without liability to Tenant by reason of interference, inconvenience, annoyance or loss of business; provided, that Landlord shall not interfere with Tenant's use of the Premises any more than is reasonably necessary under the circumstances, and shall not do any act which would permanently reduce the size of the Premises. Landlord shall do any such work during ordinary business hours, and Tenant shall pay Landlord for overtime and for any other expenses incurred if such work is done during other hours at Tenant's request. Landlord may do or permit any work to be done upon or along, and any use of, any adjacent or nearby building, land, street, alley or way.

                  N. LOCK BOX AGENT: Landlord may from time to time designate a bank or other lock box agent for the collection of amounts due Landlord. The date of any payment to such agent shall be the date of such agent's receipt of the payment (or the date of actual collection of any check not cleared by Landlord's bank within three (3) business days after deposit): provided, that for purposes of this Lease, no such payment or collection shall be deemed "accepted" by Landlord if Landlord mails a check in such amount to Tenant at the address set forth on the Schedule within a reasonable period after such receipt or collection. In addition, Landlord, at its sole discretion, may treat any such payment as "on account" of the Tenant, except to the extent Landlord applies any such payment to Tenant's account. The mailing of such payment to Tenant shall be deemed to be a rejection of Tenant's tender of such payment for all purposes as of the date of the lock box agent's receipt or collection of such payment, without thereby waiving any default or any right or remedy of Landlord.

         O. OTHER RIGHTS: All other rights accruing to Landlord by operation of law or reserved specifically or by inference by the Landlord pursuant to the provisions of the Lease.

         11. DEFAULT AND LANDLORD'S REMEDIES.

                  A. DEFAULTS. The occurrence of any of the following shall constitute a default hereunder:

                  (1) If Tenant fails to pay any Base Rent or Operating Cost Rent within ten (10) business days of the due date, or fails to pay any Additional Rent or other sum required to be paid by this Lease or to deliver any instrument or certificate as provided in Section 13 or Section 16 within fifteen (15) business days after written notice;

                  (2) If Tenant fails to perform or comply with any of Tenant's obligations or agreements as provided in this Lease or in any other agreement between Landlord and Tenant (except those specified in Subsection (1), (3), and (4) of this Section 11A); provided that Tenant shall not be deemed in default (a) if such failure is cured within fifteen (15) business days (forthwith, if the failure involves a hazardous condition) after written notice to Tenant, or (b) with respect to a non-hazardous failure which is curable but cannot reasonably be cured within fifteen (15) business days if Tenant immediately commences to cure and diligently proceeds to complete the cure of such failure within a reasonable time period which shall in no event extend beyond thirty (30) days after written notice to Tenant;

                  (3) If Tenant abandons or vacates the Premises during the Term; or

                  (4) If the leasehold interest of Tenant is levied upon under execution or is attached under process of law, which levy or attachment continues for a period of thirty (30) days; or if Tenant becomes insolvent or bankrupt or shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts or shall make an assignment for the benefit of creditors; or if any proceeding or other action shall be filed by or against Tenant seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of Tenant or its debts under any law relating to bankruptcy, insolvency or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or any substantial part of its property (provided, that no such proceeding or action shall constitute a default under this Lease if Tenant shall vigorously contest the same by appropriate proceedings and the same shall be vacated or dismissed within thirty (30) days after the date of filing); or if Tenant is a corporation, partnership or other entity, Tenant shall be dissolved, liquidated or otherwise cease to exist.

         B.       LANDLORD'S REMEDIES.

                  (1) Upon the occurrence of any one or more defaults by Tenant, Landlord may elect, at any time thereafter by written notice to Tenant, to terminate this Lease and Tenant's rights to the Premises as of the date set forth in the notice or, without terminating this Lease, to terminate Tenant's right to possession of the Premises as of the date set forth in the notice. Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of

                           Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises and deliver possession thereof to Landlord, and Tenant hereby authorizes Landlord to enter into and upon the Premises with or without process of law, and repossess the Premises and to remove Tenant and all occupants and property therefrom using such force as may be necessary without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing Landlord's rights to Rent or any other right given to Landlord hereunder or by law or in equity. Except as otherwise provided in this
                           Section 11, Tenant expressly waives the service of any notice of intention to terminate this Lease or to reenter to Premises, any demand for payment of Rent or possession, all present or future redemption rights, and any other notice or demand. Landlord and Tenant each hereby waive trial by jury in any action, proceeding or counterclaim brought by Landlord for recovery of the Premises or eviction. Tenant agrees not to interpose any counterclaims (other than compulsory counterclaims) in any proceeding for recovery of the Premises.

                  (2) If Landlord elects to terminate Tenant's right to possession only without terminating the Lease, Landlord may at Landlord's option enter into the Premises and take and hold possession thereof as set forth in Section 11B(1) without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from Tenant's obligation to pay the Rent hereunder for the full Term, and, at Landlord's option, the aggregate amount of the Base Rent and Operating Cost Rent (based upon the amount thereof for the calendar month immediately preceding the month in which the default has occurred) for the period from the date stated in the written notice terminating possession to the stated end of the Term shall be immediately due and payable by Tenant to Landlord, together with any other monies due hereunder, and Landlord shall have right to immediate recovery of such amounts. In addition, Landlord shall have the right from time to time, to recover from Tenant, and Tenant shall remain liable for, all Rent not theretofore accelerated and paid pursuant to the foregoing sentence and any other sums thereafter accruing as they become due under this Lease during the period from the date stated in the notice terminating possession to the stated end of the Term. Upon and after entry into possession without termination of the Lease, subject to Landlord's right to first rent other vacant areas in the Project, Landlord may relet the Premises or any part thereof for such Rent, for such time (which may be a period extending beyond the stated Term of this Lease) and upon such terms as Landlord in Landlord's sole discretion shall determine. In any such case, Landlord may make repairs, alterations and additions in or to the Premises and redecorate the same to the extent deemed necessary or desirable by Landlord, and in connection therewith Landlord may change the locks to the Premises, and Tenant shall upon written demand pay the cost thereof, together with Landlord's expenses of reletting. Any proceeds from the reletting of the Premises by Landlord shall be collected by Landlord and shall first be applied against the costs and expenses of reentry and of reletting the Premises including, without limitation, all brokerage, advertising, legal, alteration, redecoration, repair and other reasonably necessary costs and expenses incurred to secure a new tenant for the Premises, and second to the payment of Rent herein provided to be paid by the Tenant. If the consideration collected by Landlord upon any such reletting, after payment of the expenses of reletting the Premises, is not sufficient to pay any accelerated amounts of Rent due and owing and to pay monthly the full amount of the Rent reserved in this Lease and not theretofore accelerated, Tenant shall pay to Landlord the accelerated amounts upon demand, and the amount of each monthly deficiency as it becomes due (as the case may be). If the consideration collected by Landlord upon any such reletting for Tenant's account after payment of the expenses of reletting the Premises is greater than the amount necessary to pay accelerated amounts of Rent due and owing and to pay that full amount of Rent reserved in this Lease and not theretofore accelerated, the full amount of such excess shall be retained by Landlord and in no event shall be payable to Tenant. No such reentry, repossession, repairs, alterations, additions or reletting shall be construed as an eviction of Tenant or as an election on Landlord's part to terminate this Lease, unless written notice of such intention is given to Tenant, or shall operate to release Tenant in whole or in part from any of Tenant's obligations hereunder. Notwithstanding any reentry or reletting by Landlord, Landlord may at any time thereafter elect to terminate this Lease for such previous default.

                  (3) If Landlord elects to terminate this Lease, Landlord shall be entitled to recover from Tenant all of the amounts of Rent accrued and unpaid for the period up to and including the date of the termination, as well as all other additional sums for which Tenant is liable, or in respect of which Tenant has agreed to indemnify Landlord under any of the provisions of this Lease, which may then be owing and unpaid, and all costs and expenses including, without limitation, court costs and reasonable attorneys' fees incurred by Landlord in the enforcement of its rights and remedies hereunder, and in addition, Landlord, at its sole option, shall be entitled to recover from Tenant and Tenant shall pay to Landlord, on demand, as final and liquidated damages (and not as a penalty), a sum equal to the amount of Landlord's reasonable estimate of the aggregate amount of Base Rent, Operating Cost Rent and Additional Rent that would be payable for the period from the date of such termination through the Termination Date, reduced by the then reasonable rental value of the Premises for the same period (as such reasonable rental value may be decreased for Landlord's reasonably anticipated costs, expenses and delays in reletting the Premises). If, before presentation of proof of such liquidated damages to any court, all or any part of the Premises shall have been relet by Landlord for all or any part of such period, the amount of Rent payable upon such reletting shall be deemed to be the reasonable rentable value for the part or the whole of the Premises relet during the term of the reletting.

                  (4) Upon any default by Tenant under this Lease, Landlord may, but shall not be obligated to, take any action to cure the default without waiving or releasing any obligation of Tenant or preventing Landlord from pursuing any available remedy. All amounts paid or incurred by Landlord in curing any default of Tenant or performing any of Tenant's obligations under this Lease, and reasonable attorneys' fees in connection therewith, shall be paid by Tenant to Landlord as Additional Rent on demand.

                  (5) Notwithstanding anything in this Lease to the contrary, any and all remedies set forth in this lease (a) shall be in addition to any and all other remedies Landlord may have at law or in equity, and
                           (b) shall be cumulative. The waiver by Landlord of any breach of any term, covenant or condition herein contained shall only be effective if it is in writing and shall not be deemed to be a waiver of a continuing or subsequent breach of the same, or of any other term, covenant or condition herein contained. The acceptance of Rent or any other amounts due hereunder shall not be construed to be a waiver of any breach by Tenant of any term, covenantor condition of this Lease, and if the same shall be accepted after that termination of this Lease, by lapse of time or otherwise, or of the Tenant's right of possession hereunder, or after the giving of any notice, such acceptance shall not reinstate, continue or extend the Term of this Lease or affect any notice given to Tenant prior to the receipt of such amounts, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent and other sums due, and the payment of the same shall not waive or affect said notice, suit or judgment. No payment by Tenant or receipt by Landlord of a lesser amount than the amount due hereunder shall be deemed to be other than on account of the earliest portion thereof due, nor shall any endorsement or statement on any check or letter accompanying a check for payment of Rent be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue any other remedy provided in this Lease.

                  (6) Notwithstanding any provision in this Lease prohibiting Landlord from exercising its rights if Tenant cures a default within a specified period of time, if Tenant shall default (a) in the timely payment of Rent (whether any or all of Base Rent, Operating Cost Rent or Additional Rent) three (3) or more times in any period of twelve (12) consecutive months, or (b) in the performance of any particular term, condition or covenant of this Lease three (3) or more times in any period of twelve (12) consecutive months, then, notwithstanding that such defaults shall have each been cured within any applicable cure period after notice, if any, as provided in this Lease, in connection with any further similar default during such twelve-month period (including, without limitation, with respect to non-payment of Rent, the further non-payment of any kind of Rent payable under this Lease) Tenant shall not be entitled to any further cure period of notice, and Landlord shall have the right to exercise all of the remedies provided in this Lease immediately after the occurrence of such similar default.

                  (7) In the event that Tenant shall file for protection under the Bankruptcy Code now or hereafter in effect, or a trustee in bankruptcy shall be appointed for Tenant, Landlord and Tenant agree to the extent permitted by law, to request that the debtor-in-possession or trustee in bankruptcy, if one shall have been appointed, assume or reject this Lease within sixty (60) days thereafter.

         12. HOLDOVER. If Tenant holds over after the termination or expiration of the Term without the written consent of Landlord (which may be withheld in Landlord's sole discretion), Tenant shall pay Base Rent and Operating Cost Rent at twice the rate payable for the fiscal year immediately preceding the holding over, computed on a daily basis for each day Tenant thus remains in possession, and, in addition, Tenant shall pay Landlord all damages, consequential as well as direct, sustained by reason of Tenant's holding over. Alternatively, at the election of Landlord by written notice to Tenant, such retention of possession shall constitute a renewal of this Lease for a month-to-month tenancy at twice the monthly Base Rent and Operating Cost Rent for the immediately preceding fiscal year, and Tenant shall continue to make all other payments required under this Lease. Neither the acceptance of Rent by the Landlord after termination, nor the provisions of this Section: (a) shall be construed as, or operate as, a renewal or as a waiver of Landlord's right of reentry or right to regain possession by actions at law or in equity or by any other right or remedy hereunder, or (b) shall be construed as, or operate as, a waiver of any other right or remedy of Landlord.

         13.      SUBORDINATION.

         A. SUBORDINATION. This Lease shall be subordinated to each mortgage or trust deed ("Mortgage") and each ground lease or other underlying lease ("Ground Lease") now or hereafter in force with respect to the Project at the election of the mortgages under any Mortgage or the lessor under any Ground Lease, including, without limitation, any amendments, renewal, modification, consolidation, replacement or extension thereof and all interest thereon and advances thereunder. Upon request of Tenant, Landlord shall use its best efforts to obtain a standard nondisturbance agreement which provides that Tenant's tenancy shall not be disturbed and recognizes all of the rights of Tenant hereunder so long as Tenant is not in default in the payment of any rent or the performance of any other term of this Lease. Any subordination at the election of any such mortgagee or ground lessor shall be self-operative and no further instrument of subordination shall be required; provided, that within ten (10) days after written request by Landlord, Tenant shall execute and deliver any necessary or useful instruments acknowledging the subordination of this Lease as provided herein. In the event of the enforcement by any mortgagee or ground lessor of the remedies provided for by law or by such Mortgage or Ground Lease, Tenant shall, upon request of any person succeeding to the interest of such mortgagee or ground lessor as a result of such enforcement, automatically become the tenant of said successor in interest, without change in the terms of this Lease; provided, that such successor recognizes the rights and interests of Tenant under this Lease, and provided further that said successor in interest shall not (1) be bound by any payment of Rent for more than one month in advance except prepayments in the nature of security for the performance by Tenant of its obligations under this Lease, or (2) be bound by any amendment or modification of this Lease made without the consent of such mortgagee or successor in interest, or (3) be subject to any offsets or defenses Tenant might have against any prior landlord, or (4) be liable for any act or omission of any prior landlord, or (5) be liable for any security deposit except to the extent held by such successor in interest. Upon request by such successor in interest, Tenant shall execute and deliver any instruments necessary or useful to confirm the attornment.

         B. NOTICE AND RIGHT TO CURE. Tenant agrees to give the mortgagee under any Mortgage or lessor under any Ground Lease a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing of the address of such mortgagee or ground lessor. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then such mortgagee or ground lessor shall have an additional sixty (60) days within which to cure such default, or if such default cannot be cured within that time, such mortgagee or ground lessor shall have such additional time as may be necessary to cure such default; provided, that within that time, such mortgagee or ground lessor shall have such additional time as may be necessary to cure such default; provided, that within such sixty (60) days, any mortgagee or ground lessor, as the case may be, has commenced and is diligently pursuing the cure of such default (including, without limitation, commencement of foreclosure or lease forfeiture proceedings, if necessary to effect such cure), and Tenant shall not pursue any of the remedies it may have for such default and this Lease shall not be terminated, while such cure is being diligently pursued, so long as the default is cured within a reasonable time thereafter. During the period between the giving of such notice and the remedying of Landlord's default, the Rent herein recited shall be abated and apportioned to the extent that any part of the Premises shall be untenantable.

         14.      ASSIGNMENT AND SUBLETTING.

         A. Tenant shall not, without the prior written consent of Landlord, such consent not to be unreasonably withheld, in each instance, (1) assign, transfer, mortgage or encumber, or create or permit any lien upon, this Lease or any interest under it, (2) allow to exist or occur any transfer of or lien upon this Lease or the Tenant's interest herein by operation of law, (3) sublet the Premises or any part thereof, or (4) permit the use or occupancy of the Premises or any part thereof for any purpose not provided for under Section 6 or by anyone other than the Tenant and Tenant's employees. In no event shall this Lease or any interest herein be assigned or assignable by voluntary or involuntary bankruptcy proceedings or by operation of law or otherwise, and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings, except to the extent provided by law.

         B. Consent by Landlord to any assignment, subletting, use, occupancy, transfer or encumbrance shall not operate to relieve Tenant from any covenant, liability or obligation hereunder (whether past, present or future), including, without limitation, the obligation to pay Rent, except to the extent, if any, expressly provided for in such consent, nor shall such consent be deemed to be a consent to any subsequent assignment, subletting, use, occupancy, transfer or encumbrance. Tenant shall pay all of Landlord's reasonable costs, charges and expenses (including, without limitation, reasonable attorneys' fees) incurred in connection with any assignment, subletting, use, occupancy, transfer or encumbrance made or requested by Tenant.

         C. Tenant shall, by notice in writing, advise Landlord of its intention for, on and after a stated date (which shall not be less than sixty (60) days after the date of Tenant's notice) to assign this Lease or sublet any part or all of the Premises for the balance or any part of the Term. Tenant's notice shall include the name and address of the proposed assignee or subtenant, a true and complete copy of the proposed assignment or sublease and sufficient information as Landlord deems reasonably necessary concerning the financial responsibility and character of the proposed assignee or subtenant. Within thirty (30) days following receipt of Tenant's notice (and any additional information reasonably requested by Landlord), Landlord shall notify Tenant if Landlord consents to the proposed assignment or sublease. In no event shall Landlord be required to consent to any assignment or sublease (1) to an existing tenant in the Project, (2) which may violate any restrictions contained in any mortgage, lease or agreement affecting the Projector Landlord, or (3) which is not in compliance with all of the terms of this Section and this Lease.

         D. Upon any assignment or sublease, one hundred percent (100%) of the rent or other consideration ("Excess Consideration") received by Tenant in excess of the amount of Base Rent and Operating Cost Rent payable to Landlord under this Lease, which amount is to be prorated where a part of the Premises is assigned or subleased, shall be payable by Tenant to Landlord as Additional Rent within ten (10) days after receipt thereof by Tenant from time to time.

         E. If Tenant shall assign this Lease as permitted herein, the assignee shall expressly assume all of the obligations of Tenant hereunder and agree to comply with and be bound by all of the terms, provisions and conditions of this Lease, in a written instrument satisfactory to Landlord and furnished to Landlord not later than fifteen (15) days prior to the effective date of the assignment. If Tenant shall sublease the Premises as permitted herein, Tenant shall obtain and furnish to Landlord, not later than fifteen (15) days prior to the effective date of such sublease in form satisfactory to Landlord, the written agreement of such subtenant that it shall comply with and be bound by all of the terms, provisions and conditions of this Lease and that it will attorn to Landlord, at Landlord's option and written request, in the event this Lease terminates before the expiration of the sublease.

         F. If Tenant is a corporation whose stock is not publicly traded, any transaction or series of transactions (including, without limitation, any dissolution, merger, consolidation or other reorganization of Tenant, or any issuance, sale, gift, transfer or redemption of any capital stock of Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, other than by reason of death, shall be deemed to be a voluntary assignment of this Lease by Tenant subject to the provisions of this Section 14. If Tenant is partnership, any transaction or series of transactions (including, without limitation, any withdrawal or admittance of a partner or any change in any partner's interest in Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, other than by reason of death, shall be deemed to be a voluntary assignment of this Lease by Tenant subject to the provisions of this Section 14. The term "control" as used in this Section 14F means the power to directly or indirectly direct or cause the direction of the management or policies of Tenant. If Tenant is a corporation, a change or series of changes in ownership of stock which would result in direct or indirect change in ownership of less than fifty percent (50%) of the outstanding stock of Tenant as of the date of the execution and delivery of this Lease shall not be considered a change of control.

                  G. Any assignment, subletting, use, occupancy, transferor encumbrance of this Lease or the Premises without Landlord's prior written consent shall be of no effect and shall, at the option of Landlord, constitute a default under this Lease.

         15. SALE BY LANDLORD. In the event of sale or conveyance or transfer by Landlord of its interest in the Project or in the Building or in this Lease, the same shall operate to release Landlord (subject to the last sentence of Section 17 hereof) from any future obligations and any future liability for or under any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event, and with respect to such obligations, covenants and conditions, Tenant agrees to look solely to the successor in interest of Landlord in and to this Lease. This Lease shall not be affected by any such sale, conveyance or transfer.

         16. ESTOPPEL CERTIFICATE. Tenant shall, at the request of Landlord at any time and from time to time upon not less than ten (10) days' prior written notice, execute, acknowledge in recordable form, and deliver to Landlord (or to Landlord's mortgagee, ground lessor, auditors or a prospective purchaser of the Project or any part thereof) a certificate stating that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), and the dates to which the Rent and other charges are paid, and that Tenant is paying Rent on a current basis with no offsets or claims, and there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord (or specifying such offsets, claims or defaults, if any are claimed). Such certificate may require Tenant to specify the date of commencement of Rent, the Commencement Date, the Termination Date, the Base Rent, current Operating Cost Rent estimates, the net rentable area of the Premises, the date to which Rent has been paid, whether or not Landlord has completed any improvements required to be made to the Premises and such other matters as may be reasonably required. Any such certificate may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Project, any mortgagee or ground lessor, auditors or any other person to whom it is delivered. The failure to deliver such statement within the time required hereunder shall, at the option of Landlord, be a default under this Lease, or be conclusive evidence, binding upon Tenant that this Lease is in full force and effect, without modification, except as may be represented by Landlord, that there are no uncured defaults by Landlord and that not more than one (1) month's Rent has been paid in advance, and the Tenant shall be estopped from asserting any defaults known to it at that time.


         18. FORCE MAJEURE. Except as specifically provided to the contrary in this Lease, this Lease and the obligation of Tenant to pay Rent hereunder and perform all of Tenant's covenants and agreements hereunder shall not be impaired nor shall Landlord be in default hereunder because Landlord is unable to fulfill any of its obligations under this Lease, if Landlord is prevented or delayed from so doing by any of the following (which shall be referred to herein as a "Force Majeure"): any accident, breakage, repairs, alterations, improvements, strike or labor troubles, shortages of labor or materials, or any other cause whatsoever beyond the reasonable control of

Landlord, including, without limitation, energy shortages, governmental preemption in connection with a national emergency, or by reason of governmental laws or any rule, order, regulation or directive of any department, subdivision, agency or personnel thereof, or by reason of the conditions of supply and demand which have been or are affected by war or other emergency. Further, Landlord shall not be deemed in default for failure to perform its obligations under this Lease, (a) if such failure is cured within thirty (30) days after Tenant gives written notice to Landlord of such alleged failure, or (b) with respect to a failure which reasonably requires more than thirty (30) days to cure, if Landlord immediately commences to cure and diligently proceeds to complete the cure of such failure within a reasonable time period, which shall in no event, subject to Force Majeure, extend beyond ninety (90) days after written notice to Landlord.

         19. PERSONAL PROPERTY AND TENANT FIXTURES. Tenant hereby grants security interest to Landlord in all of Tenant's personal property and fixtures situated on the Premises as security for the payment of all Rent due or to become due hereunder. Said property shall not be removed therefrom without the consent of Landlord until all Rent due or to become due hereunder shall have first been paid and discharged. It is intended by the parties hereto that this Lease constitutes a security agreement creating a security interest in and to such property, subject to the liens of any existing creditors, and Landlord, upon default of Tenant in the payment of Rent, shall have all rights of a secured party, as provided in the Minnesota Uniform Commercial code, as from time to time in effect. Contemporaneously with the execution of this Lease, Tenant shall execute any financing statements or other documents necessary or useful to perfect the security interest granted herein.

         20. NOTICES. All notices and approvals to be given by one party to the other party under this Lease shall be given in writing, mailed or delivered as follows: to Landlord at the address set forth on the Schedule, or to such other person or at such other address designated by notice to Tenant; and to Tenant at the address set forth on the Schedule, or to such other person or at such other address designated by notice to Landlord. Mailed notices shall be sent by United States Certified or Registered Mail, postage prepaid. Mailed notices shall be deemed to have been given upon posting in the United States mails, and notices delivered personally shall be deemed to have been given upon delivery.

         21. QUIET POSSESSION. So long as Tenant shall observe and perform the covenants and agreements binding on its hereunder, Tenant shall at all times during the Term and subject to the provisions of this Lease peacefully and quietly have and enjoy the possession of the Premises without any encumbrances or hindrance by, from or through Landlord, its successors or assigns.

         22. REAL ESTATE BROKERS. Landlord and Tenant each represent that it has not dealt with any real estate broker with respect to this Lease, except for any broker set forth on the Schedule (whose commission, if any, shall be paid by Landlord pursuant to separate written agreement), and, to its knowledge, no other broker initiated or participated in the negotiation of this Lease, submitted or showed the Premises to Tenant or is entitled to any commission in connection with this Lease. Tenant agrees to indemnify and hold Landlord harmless from all claims, liability or expense (including, without limitation, reasonable attorney's fees) for brokerage commissions or finder's fees as a result of Tenant's actions or alleged actions.

         23. CONDEMNATION. If during the Term all or any part of the Premises shall be taken by eminent domain, this Lease shall terminate as to the part so taken on the date Tenant is required to deliver possession to the condemning authority. If this Lease is not terminated as provided below, Landlord shall make such repairs and alterations as may be necessary in order to restore the part not taken to useful condition (excluding Tenant's property and improvements made by Tenant); and, effective upon the date of taking, the Base Rent and Operating Cost Rent shall be reduced proportionately and equitably based on the portion taken. If all or any portion of the Project or Premises are taken by eminent domain so that the Premises cannot be reasonably used for Tenant's Permitted Use, then at the option of either party this Lease may be terminated effective as of the date of the taking and all Rent reserved hereunder shall be paid to the date of such taking. If any condemnation proceeding shall be instituted in which it is sought to take or damage any part of the Project, or if the grade of any street or alley adjacent to the Project is changed by any competent authority and such taking, damage or change of grade in

Landlord's opinion substantially impairs the use or operation of the Building or the Project, or makes it necessary or desirable to remodel the Building or the Project, Landlord shall have the right to terminate this Lease upon not less than ninety (90) day's notice prior to the date of termination designated in the notice. All compensation awarded for any taking of the fee and the leasehold shall belong to and be the property of Landlord; provided, that so long as the same does not diminish the amount of the award or consideration to Landlord for taking of real property interests, Tenant shall be entitled to recover from the condemning authority any separate award for relocation or moving expenses, trade fixtures and personal property Tenant is entitled to remove from the Premises, or loss of business. The term "eminent domain" shall include the exercise of any similar governmental power and any purchase or other acquisition in lieu of condemnation.

         24. UNRELATED BUSINESS INCOME. Landlord shall have the right at any time and from time to time to unilaterally amend the provisions of this Lease, if Landlord is advised by its counsel that all or any portion of the monies paid by Tenant to Landlord hereunder are, or may be deemed to be, unrelated business income within the meaning of the United States Internal Revenue Code or regulations issued thereunder, and Tenant agrees that it will execute all documents or instruments necessary to effect any such amendment; provided, that no such amendment shall result in Tenant having to pay in the aggregate more money on account of its occupancy of the Premises under the terms of this Lease, as so amended, and provided further, that no such amendment shall result in Tenant receiving fewer services or services of a lesser quality than it is presently entitled to receive under this Lease. Any services which Landlord is required to furnish pursuant to the provisions of this Lease may, at Landlord's option, be furnished from time to time, in whole or in part, by employees of Landlord or any managing agent of the Project or its employees or by one or more third persons approved by Landlord.

         25. LIMITATION OF LIABILITY. Tenant specifically agrees to look solely to Landlord's interest in the Project for the recovery of any judgment against Landlord; it being agreed that Landlord (and if Landlord is a partnership, its partners whether general or limited; or if Landlord is a trust, its trustees or beneficiaries) shall never be personally liable for any such judgment. All such personal liability for any representation, warranty, covenant, undertaking or agreement under this Lease is hereby waived and released by Tenant and by all persons claiming by, through or under Tenant. The provisions of this Section are not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors in interest or any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of insurance maintained by Landlord.

         26. OPTION TO RENEW. Provided Tenant is not in default hereunder and has performed all of its covenants and obligations hereunder, Tenant shall have the option to extend the term of this Lease (hereinafter the "Option") for one
(1) period of five (5) years ("Renewal Term") upon the same terms and conditions, except for Base Rent, and upon the following further terms and conditions:

                  A. Tenant shall give written notice to Landlord, six (6) months prior to the expiration of the then current lease term, of its request for the annual Base Rent applicable to the particular extension period then provided by the Option. Within thirty (30) days after receipt of Tenant's Notice, Landlord shall advise Tenant in writing ("Landlord's Rent Determination Notice") of Landlord's determination of Market Base Rent. If Landlord and Tenant agree on Market Base Rent, then they shall promptly execute an amendment to this Lease stating and incorporating such agreed-upon Market Base Rent as the Base Rent for the applicable space. If Tenant disagrees with Landlord's determination, Landlord and Tenant shall have a period of thirty (30) days after Tenant's receipt of Landlord's Rent Determination Notice (the "Negotiation Period") in which to further negotiate Market Base Rent.

If Landlord and Tenant are unable to agree upon Market Base Rent for the Premises within the Negotiation Period, Market Base Rent shall be determined by three (3) appraisers, each of whom must have experience in appraising rentals in large office buildings and knowledge of the rental real estate market in the south suburban Minneapolis-St. Paul metropolitan market area and no direct or indirect financial or business interest in or in common with Landlord, Tenant or any affiliate of either of them. Landlord and Tenant shall each designate one
(1) independent

M.A.I. appraiser and, within ten (10) days of the appointment of such appraisers, the two (2) such appraisers shall pick a third appraiser. Each appraiser shall independently determine Market Base Rent for the applicable space and shall deliver their appraisals to Landlord and Tenant in writing within thirty (30) days after the date of their appointment. If either Landlord or Tenant or the two (2) appointed appraisers do not timely select an appraiser, or if any appraiser does not timely submit an appraisal, a replacement appraiser qualified as above provided for shall be appointed by the chief judge of the Hennepin County District Court upon written applicable by either party. The cost of said appointment shall be borne by the party failing to timely appoint, or the party where the appointed appraiser failed to timely act, and the cost relating to the failure to act of the third appraiser shall be borne equally by the parties. Market Base Rent shall be determined by averaging (i) all of the appraisers' Market Base Rent calculations if the highest of such calculations is not more than ten percent (10%) higher than the lowest of such and calculations
(ii) the two appraisers' Market Base Rent calculations which are closest in amount to each other if the highest of such calculations is more than ten percent (10%) higher than the lowest of such calculations. After the appraisal process has been completed, the parties shall execute an appropriate amendment to this Lease evidencing Market Base Rent. Each party shall pay the cost of its own appraiser; the cost of the third appraiser and all other costs incurred in connection with the appraisal process except as hereinabove specifically provided for shall be split equally between Landlord and Tenant.

Tenant may rescind its exercise of the Extension Option if notice thereof is given to Landlord within the Negotiation Period.

                  B. It is understood and agreed that this Option is personal to Tenant and is not transferable; in the event of any assignment or subleasing of any or all of the Demised Premises said Option shall be null and void.

         27.      RIGHT OF FIRST OFFER.

                  A. Notice of Availability. Landlord shall give Tenant written notice of the availability of the contiguous space on the same floor ("Offer Space"). Landlord shall include the Market Rent for the Offer Space and any other salient business terms in connection with the Offer Space.

                  B. Right of First Offer. Tenant shall have the right to exercise its right to lease the Offer Space upon the terms and conditions set out in Landlord's notice subject to the following criteria:

         (1) Tenant is not in default as of the date Landlord determines that the Offer Space is available, and continues to not be in default through the date the Offer Space is delivered to Tenant.

                  Tenant delivers to Landlord written notice exercising its right to lease the entire Offer Space within ten (10) business days of Tenant's receipt of Landlord's notice of availability of the Offer Space. If Tenant fails to exercise its right to lease the Offer Space, Tenant shall have no further obligation hereunder.


         28.      MISCELLANEOUS.

                  A. CONSENTS. Except as otherwise expressly set forth herein, wherever the consent or approval of Tenant is required by the provisions of this Lease, Tenant shall not unreasonably withhold or delay such consent or approval. Except as otherwise expressly set forth herein, any consent or approval required of Landlord by the provisions of this Lease shall be subject to the sole discretion of the Landlord.

                  B. DATE PAYMENTS ARE DUE. All amounts owed to Landlord hereunder, for which the date of payment is not expressly fixed herein, shall be paid as Additional Rent within thirty (30) days after Landlord's statement and shall bear interest as provided in Section 2D(2) until paid.

         C. MEANING OF "RE-ENTRY" AND "LANDLORD." The words "re-enter" and "reentry" as used in this Lease are not restricted to their technical legal meaning. The term "Landlord," as used in this Lease, means only the landlord from time to time, and upon conveying or transferring its interest, such conveying or transferring landlord shall be relieved from any further obligation or liability pursuant to Sections 13, 15 and 17 of this Lease.

         D. TIME IS OF THE ESSENCE. Time is of the essence of this Lease and each and all of its provisions.

         E. NO OPTION. Submission of this instrument for examination or signature by Tenant or by Landlord does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

         F. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall not affect or impair any other provisions.

         G. GOVERNING LAW. This Lease shall be governed by and construed pursuant to the laws of the State of Minnesota.

         H. LEASE MODIFICATION. Should any mortgagee require a modification of this Lease, which modification will not bring about any increased cost or expense to Tenant or in any other way substantially change the rights and obligations of Tenant hereunder, Tenant agrees that this Lease may be so modified.

         I. NO ORAL MODIFICATION. No subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless in writing signed by both parties.

         J. LITIGATION AND ARBITRATION COSTS. Tenant shall pay all Landlord's costs, charges and expenses, including the reasonable fees of attorneys, agents and others retained by Landlord, incurred in enforcing Tenant's obligations hereunder or incurred by Landlord in any litigation, arbitration, negotiation or transaction in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned. Provided, that in any litigation between Landlord and Tenant regarding this Lease, the prevailing party shall be entitled to recover reasonable costs and attorneys' fees in addition to any other relief granted by the court.

         K. CAPTIONS. The marginal headings and titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

         L. REMEDIES AND RIGHTS MAY BE EXERCISED BY LANDLORD IN ITS OWN NAME:
AUTHORITY TO EXECUTE THIS LEASE. All rights and remedies of Landlord under this Lease, or that may be provided by law, may be exercised by Landlord in its own name individually, or in its name by any agent thereof, and all legal proceedings for the enforcement of any such rights or remedies, may be commended and prosecuted to final judgment and executed by Landlord in its own name individually or in its name by any agent thereof. Landlord and Tenant each represents to the other that each has full power and authority to execute this Lease and to make and perform the agreements herein contained.

         M. PAYMENTS TO AFFILIATES. Nothing in this Lease shall be construed to prevent Landlord from paying for services rendered or materials delivered with respect to the Project or to the Premises (including, without limitation, management services and contracting out capital improvements or other capital repairs or construction items) by affiliates of Landlord provided that the fees or costs of such services and materials are at market rates in the Minneapolis-St. Paul metropolitan area. All such fees or costs paid by Landlord to such affiliates shall be deemed to constitute Operating Costs on the same terms and conditions as if such fees and costs were paid to non-affiliates of Landlord.

         N. ENTIRE AGREEMENT. This Lease (including, without limitation, all exhibits and riders attached hereto, all of which are hereby made a part of this Lease and incorporated by this reference) constitutes the entire agreement between the Landlord and the Tenant. If any deletions are made from this Lease form, the Lease shall be interpreted as if the deleted portion had never been part of the Lease. Tenant acknowledges that it has not been induced to enter this Lease by any promises, assurances, agreements, statements or representations (collectively, "Representations") which are not set forth in this Lease (including, without limitation, any Representations concerning Operating Costs; the Premises; the Project; the suitability of the Premises, proper zoning or availability of necessary permits and authorizations for Tenant's Permitted Use; exclusive rights; or any other matter). Tenant acknowledges that it has not relied on any such Representations, agrees that no such Representations shall be used in the construction or interpretation of this Lease and agrees that Landlord shall have no liability for any consequences arising as a result of any such Representations.

         O. LANDLORD'S TITLE. Landlord's title is and always shall be paramount to the interest of Tenant, and nothing herein contained shall empower Tenant to do any act which can, shall or may encumber Landlord's title.

         P. LIGHT AND AIR RIGHTS. This Lease does not grant any rights to light or air over or about the Project. Landlord specifically excepts and reserves to itself the use of any roofs, the exterior portions of the Premises, all rights to and the land and improvements below the improved floor level of the Premises, the improvements and air rights above the Premises and the improvements and air rights located outside the demising walls of the Premises, and such areas within the Premises as are required for installation of utility lines and other installation of utility lines and other installations required to serve any occupants of the Project and the right to maintain and repair the same, and no rights with respect thereto are conferred upon Tenant unless otherwise specifically provided herein.

         Q. COVENANTS BINDING ON SUCCESSORS. Subject to the terms of Section 14, each provision of this Lease shall extend to and shall, as the case may require, bind and inure to the unified of Landlord and Tenant and their respective heirs, legal representatives and successors and assigns.

         R. TERMS "LANDLORD" AND "TENANT." The terms "Landlord" and "Tenant" whenever used in this Lease shall be construed to mean the plural where necessary, and the necessary grammatical changes required to make the provisions hereof apply either to entities or individuals or men or women, shall in all cases be assumed as though in each case fully expressed. If more than one person or entity signs this Lease as Tenant, each signer will be jointly and severally liable for all of the obligations of Tenant as provided in this Lease.

         S. RENT NOT BASED ON INCOME. No rental or other payment for the use or occupancy of the Premises shall be, or is, based in whole or in part on the net income or profits derived by any person from the Building or the Premises, and Tenant agrees that it will not enter into any sublease, license, concession or other agreements for any use or occupancy of the Premises which provides for a rental or other payment for such use or occupancy based in whole or in part on the net income or profits derived by any person from the Premises.

         T. NO RECORDING BY TENANT. Tenant shall not record or file in any public records this Lease or any portion thereof.

         U. FINANCIAL STATEMENTS. Concurrent with the execution of this Lease, Tenant shall provide Landlord with a current financial statement. Tenant represents to landlord that there have been no major changes in Tenant's financial situation or circumstances since the date of the financial statement. Tenant shall submit to Landlord, at any time during the Lease term upon Landlord's request, and not less frequently than annually (within 90 days of Tenant's fiscal year end), its updated financial statement. Landlord shall hold such financial statement and other information submitted therewith in confidence, except Landlord may provide any lender, equity partner or prospective purchaser with the information contained in Tenant's financial statement.

IN WITNESS WHEREOF, the parties have executed this Lease as of the above date.

                                       LANDLORD:

                                       APPLETREE LTD.

                                       BY:/s/ Gregory J. Orman
                                          --------------------------------------

                                       Print Name:   Gregory J. Orman
                                                     ---------------------------

                                       Print Title:  Agent/ Member
                                                     ---------------------------

                                       TENANT:

                                       INTERACTIVE GROUP, INC.

                                       BY: /s/ Michael D. Reynolds
                                          --------------------------------------

                                       Print Name:  Michael D. Reynolds
                                                    ----------------------------

                                       Print Title: Vice President - Finance
                                                    ----------------------------

                                   EXHIBIT A

                           FLOOR PLAN OF THE PREMISES

             10th Floor, Approximately 12,000 Rentable Square Feet:

                                     [LOGO]

                       [RIVERVIEW OFFICE TOWER FLOOR PLAN]

                                   EXHIBIT B

                               LEGAL DESCRIPTION



               Lot 5, Block 1, Appletree Square Second Addition.

                                   EXHIBIT C

                       TENANT IMPROVEMENT WORK AGREEMENT


         1 . Construction. Tenant and Landlord have agreed to schematic drawings for construction of certain Tenant Finish improvements of the Premises, such schematic drawings being attached hereto as Exhibit C-1 and by this reference are incorporated herein. Plans and specifications for the Tenant Finish Improvements shall be prepared by Landlord's architect on the basis of Exhibit C-1. Landlord agrees to substantially complete the Tenant Finish Improvements prior to commencement of the Term with the exception of Tenant's punchlist which shall be completed within thirty (30) days of Tenant occupancy. The information to be furnished by Tenant to the Architect shall include, without limitation:

         (a) Any requirements of the Tenant for the Premises which are in excess of, or otherwise vary in any respect from, Building standard items.

         (b) Special loading, such as the location of and requirements for file cabinets or special equipment.

         (c)      Openings in the walls or floors.

         (d) Special heating, ventilating, air conditioning, electrical, sprinkler, lighting, security system, or plumbing work.

         (e) Location and dimensions of telephone equipment areas, and location of telephone and electrical outlets, switches and lights.

         (f) Partitions - locations and type, including doors and hardware, windows, glass partitions and special framing or support.

         (g)      Special cabinet work and other millwork items.

         (h)      Variations to standard ceiling heights.

         (i)      Location and color selection of painted areas.

         (j)      Location and selection of floor covering and wall coverings.

         (k)      Location and type of any kitchen equipment.

         (l) Such additional information as reasonably specified by Landlord.


         Landlord agrees to pay for the Tenant Finish Improvements as specified on Exhibit C-1 (Tenant Improvement Allowance). Tenant and Landlord will sign their approval of the final construction cost in advance of the work commencement. Any other improvements to the Premises, not included in Exhibit C-1, and the furnishing of the Premises shall be made by Tenant at the sole cost and expense of Tenant, subject to all other provisions of the Lease. Once Landlord completes the Tenant Finish Improvements, Tenant shall be responsible for the cost of any changes to the original tenant finish plans or any future tenant finish improvements.

         Subsequent to completion of the Tenant Finish Improvements, any additional construction shall be at the sole expense of the Tenant and must be approved in advance in writing by the Landlord. Any construction that is performed, that is not so approved, shall be removed upon Landlord's written request prior to the expiration or earlier termination of the Lease. Tenant hereby agrees to repair all damage caused by such removal and to pay all costs and expenses in connection therewith.

         2. Landlord shall, at its sole cost and expense, in addition to the Tenant Improvement Allowance, perform the following work in the Premises:

         (a) Install Armstrong white ceiling grid and Armstrong "Second Look" ceiling tile.

         (b) Install building standard 2x4 lay-in 2-lamp parabolic light fixtures.

         (c)      Install fully recessed sprinkler heads per code requirements.

         3.       ADDITIONAL WORK.

         (a) Landlord shall have no obligation for the cost of improvements, finishes, or additional work not included in Exhibit C-1 (hereinafter "Additional Work"). Any such cost, including Landlord supervisor fees, shall be the sole cost and obligation of Tenant.

                  Plans and specifications, contractors, suppliers, and vendors for Additional Work, shall be approved by Landlord in advance in writing, and approval of said contractors, suppliers and vendors shall be at Landlord's sole discretion which shall not be unreasonably withheld. A delay in the completion of Additional Work shall not delay commencement of the Lease, or limit the obligations of Tenant set forth herein.

         (b) Upon approval of the Additional Work, Tenant shall pay to Landlord prior to commencement of work, a sum equal to thirty percent (30%) of the estimated cost. Upon substantial completion of the Additional Work, as determined by the Landlord, Tenant shall pay to Landlord a sum equal to the total cost of the Additional Work, less the amount previously paid. In addition thereto, Tenant shall pay to Landlord as additional rent, Landlord's supervisory fee in an amount equal to five percent (5%) of the total cost of the Additional Work.

         4. FAILURE TO MAKE PAYMENTS. In the event Tenant fails to make any payments to Landlord as provided for in Paragraph 3(A) or (B) of this Exhibit C, Landlord at its option may in addition to availing itself of all remedies included in the Lease, take any one of the following actions:

         (a) Stop all work on the Additional Work, such stoppage shall not delay the commencement of the Lease or affect any obligation of Tenant under the Lease (including but not limited to the payment of Rent and other charges);

         (b) Complete the Tenant Finish Improvements, pursuant to Exhibit C-l (schematic drawings and specifications) and complete the Additional Work, and continue to hold Tenant liable for all costs due to Landlord In that event, all sums shall bear a service charge as provided in Paragraph 3(d) of the Lease.



         5. COMMENCEMENT OF RENT. The Commencement Date of the Lease shall not occur and Tenant's obligation to pay rent under the Lease shall not commence until Landlord has substantially completed all of Landlord's Work; provide, however, that if Landlord is delayed in substantially completing Landlord's Work as a result of any one or more of the following ("Tenant Delay"):

                  (a) Tenant's failure to devote the time or furnish the information or approvals required under Section 1 hereof in connection with the space plan or the Architectural Plans for Landlord's Work; or

                  (b) Tenant's failure to furnish Architectural Plans for any Additional Work, or revisions thereto, as required thereby, or Tenant's failure to approve cost estimates for the Additional work within the time period specified in Section 3 hereof; or

                  (c) Tenant's request for materials, finishes or installations other than Building standard items; or

                  (d) Tenant's changes in the Landlord's work, in the Architectural or Engineering Plans relating thereto, or in the Architectural or Engineering Plans for the Additional Work (notwithstanding Landlord's approval of any such changes); or

                  (e) Any other act or omission by Tenant or its employees, contractors, or agents;

then and in any such event, Landlord shall cause the Architect to certify the date on which Landlord's work would have been completed but for any Tenant Delay, and the Commencement Date and Tenant's obligation to pay rent under the Lease shall occur and commence as of such date, and shall not otherwise be affected or deferred on account of such delay.

         6. ACCESS BY TENANT PRIOR TO COMMENCEMENT OF TERM. Landlord, at Landlord's discretion, may permit Tenant and Tenant's agents to enter the Premises prior to the Commencement Date of the Lease upon reasonable notice during business hours in order that Tenant may make the Premises ready for Tenant's use and occupancy. Any such permission shall constitute a license only and not a lease and such license shall be conditioned upon: (a) Tenant working in harmony and not interfering with Landlord and Landlord's agents, contractors, workmen, mechanics and suppliers in doing Landlord's Work or Additional Work, if any, or other work in the Building or with other tenants and occupants of the Building; (b)Tenant obtaining in advance Landlord's approval of the contractors proposed to be used by Tenant and depositing with Landlord in advance of any work (i) security reasonably satisfactory to Landlord for the completion thereof, and (ii) general contractor's affidavit for the proposed work; and (c) Tenant furnishing Landlord with such insurance and other security as Landlord may reasonably require against liabilities which may arise out of such entry. Landlord shall have the right to withdraw such license upon twenty-four (24) hours' written notice to Tenant for reasonable cause. Tenant agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's property placed or installations made in the Premises prior to the commencement of the Term of the Lease, the same being at Tenant's sole risk and Tenant agrees to protect, defend, indemnify and save harmless Landlord from all liabilities, costs, damages, fees and expenses arising out of or connected with the activities of Tenant or its agents, contractors, suppliers or workmen in or about the Premises or the Building. Tenant further agrees that any entry, work and occupation permitted under this Section shall be governed by Section 5 of the Lease and all other terms of the Lease.

                  7. DEFAULT. Failure to comply with the terms of this Exhibit C or should Tenant permit mechanics liens, materials liens, or other liens to be filed against the Premises or any part thereof, shall be deemed a default under the Lease and all remedies shall be available to Landlord pursuant to the terms of the Lease.

                                   EXHIBIT C-1
                           TENANT FINISH IMPROVEMENTS

                                     C-1-1

                                   EXHIBIT D

                             RULES AND REGULATIONS

         1. The sidewalks, halls, passages, elevators and stairways shall not be obstructed by Tenant or used for any purpose other than for ingress to and egress from the Premises. The halls, passages, entrances, elevators, stairways, balconies and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interest of the building and its tenants, provided, that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of its business unless such persons are engaged in illegal activities. Tenant and its employees shall not go upon the roof of the Building without the written consent of the Landlord.

         2. The sashes, sash doors, windows, glass lights, and any lights or skylights that reflect or admit light into the halls or other places of the Buildings shall not be covered or obstructed. The toilet rooms, water and wash closets and other water apparatus shall not be used for any purpose other than that for which they were construed, and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage, resulting from the violation of this rule shall be borne by the tenant who, or whose agents, employees, or visitors, shall have caused it.

         3. If Landlord, by a notice in writing to Tenant, shall object to any curtain, blind, shade or screen attached to, or hung in, or used in connection with, any window or door of the Premises, such use of such curtain, blind, shade or screen shall be discontinued forthwith by Tenant. No awnings shall be permitted on any part of the Premises.

         4. No safes or other objects heavier than the lift capacity of the freight elevators of the building shall be brought into or installed on the Premises. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. The moving of safes shall occur only between such hours as may be designated by, and only upon previous notice to, the manager of the Building, and the persons employed to move safes in or out of the Building must be acceptable to Landlord. No freight, furniture or bulky matter of any description shall be received into the Building or carried into the elevators except during hours and in a manner approved by Landlord.

         5. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noises, odors, and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds (except Seeing Eye Dogs) be brought into or kept in or about the Building. Tenant shall not place or install any antennae or aerials or similar devices outside of the Premises.

         6. Tenant shall not use or keep in the Building any inflammables, including but not limited to kerosene, gasoline, naphtha and benzine (except cleaning fluids in small quantities and when in containers approved by the Board of Underwriters), or explosives or any other articles of intrinsically dangerous nature, or use any method of heating other than that supplied by Landlord.

         7. If Tenant desires telephone or telegraph connections or alarm systems, Landlord will direct electricians as to where and how the wires are to be introduced. No boring or cutting for wires or otherwise shall be made without specific directions from Landlord.

         8. Tenant, upon the termination of the tenancy, shall deliver to the Landlord all the keys of offices, rooms and toilet rooms which shall have been furnished Tenant or which Tenant shall have had made, and in the event of loss of any keys so furnished shall pay the Landlord therefor.

         9. Tenant shall not put down any floor covering in the Premises without the Landlord's prior approval of the manner and method of applying such floor covering.

         10. On Sundays and legal holidays, and on other days between the hours of 6 p.m. and 8 a.m., access to the Building, or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the persons seeking access is known to the watchman of the Building in charge and has a pass or is properly identified. Landlord shall in no case be liable for damages for the admission to or exclusion from the Building of any person whom the Landlord has the right to exclude under Rule 1 above. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the tenants or Landlord and protection of property in the Building.

         11. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage which includes keeping doors locked and windows and other means of entry to the Premises closed.

         12. Tenant shall not alter any lock or install a new or additional lock or any bolt on any door of the Premises without prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock.

         13. In advertising or other publicity, without Landlord's prior written consent, Tenant shall not use the name of the Building except as the address of its business and shall not use pictures of the Building.

         14. Tenant shall not make any room to room canvass to solicit business from other tenants in the Building; and shall not exhibit, sell or offer to sell, use, rent or exchange in or from the Premises unless ordinarily embraced within the Tenant's use of the Premises specified herein.

         15. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning, and shall not allow the adjustment (except by Landlord's authorized building personnel) of any controls other than room thermostats installed for Tenant's use. Tenant shall keep corridor doors closed and shall not open any windows except that if the air circulation shall not be in operation, windows which are openable may be opened with Landlord's consent.

         16. Tenant shall not do any cooking other than microwave use in the Premises or engage any coffee cart service.

         17. Any wallpaper or vinyl fabric materials which Tenant may install on painted walls shall be applied with a strippable adhesive. The use of nonstrippable adhesives will cause damage to the walls when materials are removed, and repairs made necessary thereby shall be made by Landlord at Tenant's expense.

         18. Tenant shall provide and maintain hard surface protective mats under all desk chairs which are equipped with casters to avoid excessive wear and tear to carpeting. If Tenant fails to provide such mats, the cost of carpet repair or replacement made necessary by such excessive wear and tear shall be charged to and paid for by Tenant.

         19. Tenant will refer all contractors, contractor's representative and installation technicians, rendering any service to Tenant, to Landlord for Landlord's supervision, approval, and control before performance of any contractual service. This provision shall apply to all work performed in the Building including installations of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

         20. Movement in or out of the Building of furniture, office equipment, or other bulky materials, or movement through the Building entrances or lobby shall be restricted to hours designated by Landlord. All such movements shall be under supervision of Landlord and in the manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangement initiated by Tenant will include determination by Landlord and subject to its decision and control, of the time, method, and routing of movement, limitations imposed by safety or other concerns which may prohibit any article, equipment or any other items from being brought into the Building. Tenant is to assume all risk as to damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property, and personnel of Landlord if damaged or injured as a result of acts in connection with such service performed for Tenant and Tenant hereby agrees to indemnify and hold harmless Landlord from and against any such damage, injury, or loss, including attorneys' fees.

         21. No portion of Tenant's area or any other part of the Building shall at any time be used or occupied as sleeping or lodging quarters.

         22. Landlord will not be responsible for lost or stolen personal property, equipment, money, or jewelry from Tenant's area or any public rooms regardless of whether such loss occurs when such area is locked against entry or not.

         23. Employees of Landlord shall not receive or carry messages for or to any tenant or other persons, nor contract with or render free or paid services to any tenant or tenant's employees, or invitees; in the event any of Landlord's employees perform any such services, such employee shall be deemed the agent of Tenant regardless of whether or how payment is arranged for services and Landlord is expressly relieved from any and all liability in connection with any such services and any associated injury or damage to person or property.

         24. Tenant and its employees, agents, and invitees shall observe and comply with the driving and parking signs and markers on the property surrounding the Building.

         25. Tenant shall not place, install, or operate on the Premises or in any part of the Building, any coffee making device or equipment without the prior written consent of Landlord.

         26. Tenant shall give prompt notice to Landlord of any accidents to or defects in plumbing, electrical fixtures, or heating apparatus so that such accidents or defects may be attended to properly.

         27. The directories of the Building shall be used exclusively for the display of the name and location of the tenants only and will be provided at the expense of Landlord. Any additional names requested by Tenant to be displayed in the directories must be approved by Landlord and, if approved, will be provided at the sole expense of Tenant.

         28. No vending machines of any description shall be installed, maintained or operated in any part of the Building without the written consent of Landlord.

         29. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein.

                                   EXHIBIT E

                        EXCLUSIONS FROM OPERATING COSTS



Notwithstanding anything contained in the Lease, no expenses incurred for the following shall be included in operating expenses:

(i) leasing commissions, attorney's fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with tenants, other occupants, or prospective tenants or other occupants;

(ii) renovating or otherwise improving or decorating, painting or redecorating space for tenants or other occupants or vacant space;

(iii) Landlord's costs of electricity and other services and materials furnished to tenants and for which Landlord is entitled to be reimbursed by tenants as an additional charge or rental over and above the basic rent payable under the lease such tenant;

(iv) costs incurred by Landlord for alterations which are considered capital improvements and replacements under generally accepted accounting principles;

(v)      depreciation and amortization;

(vi) costs of a capital nature, including but not limited to capital improvements, capital repairs, capital equipment, and capital tools, all in accordance with generally accepted accounting principles, except such capital expenditures (including equipment) which are required by a governmental authority or insurance carrier or incurred to improve the operating efficiency or reduce the cost of operating the Project;

(vii) expenses in connection with services or other benefits of a type which are not provided Tenant but which are provided to another tenant or occupancy;

(viii) costs incurred due to violation by Landlord or any tenant of the terms and conditions of any lease;

(ix) overhead and profit increment paid to subsidiaries or affiliates of Landlord for services on or to the real property, to the extent only that the costs of such services exceed competitive costs of such services were they not so rendered by a subsidiary or affiliate;

(x) interests on debt or amortization payments on any mortgage or mortgages, and rental under any ground or underlying leases or lease;

(xi) all items and services for which Tenant reimburses Landlord or pays third persons;

(xii)    advertising and promotional expenditures

(xiii)   charitable contributions of Landlord; and

(xiv) any other expense which under generally accepted accounting principles and practice would not be rendered as a normal maintenance or operating expense.

LANDLORD:         Appletree, Ltd., a Nevada limited liability corporation
TENANT:           Interactive Group, Inc.
PROJECT:          Riverview Office Tower


                                  LEASE INDEX
SCHEDULE
   1.             Premises
   2.             Project
   3.             Term
   4.             Base Rent
   5.             Operating Cost Rent
   6.             Security Deposit
   7.             Advance Payment
   8.             Tenant's Permitted Use
   9.             Landlord's Address
   10.            Tenant's Capacity and Address
   11.            Real Estate Brokers

   1.             LEASING AGREEMENT
   2.             RENT
   3.             CONDITION, POSSESSION AND SURRENDER OF PREMISES
   4.             PROJECT SERVICES
   5.             ALTERATIONS AND REPAIRS
   6.             USE OF PREMISES
   7.             PROJECT RULES AND GOVERNMENTAL REGULATIONS
   8.             CLAIMS; INSURANCE; LIABILITY
   9.             FIRE AND OTHER CASUALTY
   10.            RIGHTS RESERVED TO THE LANDLORD
   11.            DEFAULT AND LANDLORD'S REMEDIES
   12.            HOLDOVER
   13.            SUBORDINATION
   14.            ASSIGNMENT AND SUBLETTING
   15.            SALE BY LANDLORD
   16.            ESTOPPEL CERTIFICATE
   17.            SECURITY DEPOSIT
   18.            FORCE MAJEURE
   19.            PERSONAL PROPERTY AND TENANT FIXTURES
   20.            NOTICES
   21.            QUIET POSSESSION
   22.            REAL ESTATE BROKERS
   23.            CONDEMNATION
   24.            UNRELATED BUSINESS INCOME
   25.            LIMITATION OF LIABILITY
   26.            MISCELLANEOUS

EXHIBITS

Exhibit A:        Floor Plan of the Premises
Exhibit B:        Legal Description
Exhibit C:        Tenant Improvement Work Agreement
Exhibit C-1:      Tenant Finish Improvements
Exhibit D:        Rules and Regulations
Exhibit E:        Exclusions from Operating Costs